Exhibit 99.1

NEWS RELEASE

Rockwood Completes Sale of Its Titanium Dioxide Pigments and Four Other Non-Strategic Businesses to Huntsman

Princeton, NJ USA (October 1, 2014) — Rockwood Holdings, Inc. (NYSE: ROC) announced that it completed today the previously announced sale of the Titanium Dioxide Pigments and four other non-strategic businesses to Huntsman Corporation (NYSE:HUN), a global specialty chemical company, for an enterprise value of $1.275 billion, including the assumption of $225 million in pension obligations.

The Rockwood businesses being sold include Titanium Dioxide Pigments, Color Pigments & Services, Timber Treatment Chemicals, Rubber/Thermoplastics Compounding, and Water Chemistry.  Rockwood received net cash proceeds of $950 million, which is subject to certain potential post-closing adjustments.

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Rockwood Holdings, Inc. based in Princeton, N.J., is a leading global developer, manufacturer and marketer of technologically advanced and high value-added specialty chemicals.  It is a leading integrated and low-cost global producer of lithium and lithium compounds used in lithium-ion batteries for electronic devices, alternative transportation vehicles and future energy storage technologies, meeting the significant growth in global demand for these products.  The company is also the second-largest global producer of products and services for metal processing, servicing the aerospace, general and luxury automotive industries.

For more information on Rockwood, please visit www.rocksp.com.

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Contact:                        Nahla A. Azmy

Vice President, Investor Relations & Communications

nazmy@rocksp.com

Phone: 609-524-1109

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Forward-Looking Statements

The information set forth in this press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries and affiliates (“Rockwood”).  Words such as “anticipates,” “believes,” “estimates,” “expects,”

“forecasts,” “predicts” and variations of such words or expressions are intended to identify forward-looking statements.  Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized.  “Forward-looking statements” consist of all non-historical information, including any statements referring to the prospects and future performance of Rockwood, including without limitation, the payment of future dividends.  Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the “Risk Factors” described in Rockwood’s periodic reports on file with the Securities and Exchange Commission.  Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Other Important Information

In connection with the proposed transaction, Albemarle Corporation (“Albemarle”) filed with the SEC a Registration Statement on Form S-4 on August 27, 2014, as amended by that certain Amendment No. 1 to Form S-4 Registration Statement filed on September 23, 2014 (the “Registration Statement”), which includes the preliminary joint proxy statement of Albemarle and Rockwood and which also constitutes a preliminary prospectus of Albemarle. The information in the preliminary joint proxy statement/prospectus is not complete and may be changed. The definitive joint proxy statement/prospectus will be mailed to stockholders of Albemarle and Rockwood after the Registration Statement is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the Registration Statement and joint proxy statement/prospectus, as well as other documents filed by Albemarle and Rockwood, at the SEC’s website (www.sec.gov). Copies of the Registration Statement and joint proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either: Albemarle Corporation, 451 Florida Street, Baton Rouge, Louisiana 70801, USA, Attention: Investor Relations, Telephone: +1 (225) 388-7322, or to Rockwood Holdings, Inc., 100 Overlook Center, Princeton, New Jersey 08540, USA, Attn: Investor Relations, Telephone +1 (609) 524-1101.

Albemarle, Rockwood, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Albemarle’s directors and executive officers is available in its proxy statement filed with the SEC by Albemarle on March 28, 2014, and information regarding Rockwood’s directors and executive officers is available in its proxy statement filed with the SEC by Rockwood on March 28, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement and the joint proxy statement/prospectus (or will be contained in any amendments or supplements thereto and in other relevant materials to be filed with the SEC, when they become available). These documents can be obtained free of charge from the sources indicated above.

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